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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-1 (registration statement File No. 333-94175), Form S-3 (File No. 333-76547) and Form S-4 (File No. 333-50219).



ARTHUR ANDERSEN LLP

West Palm Beach, Florida
February 14, 2000